Exhibit 99.1

Agrify Corporation Announces Results from Annual Meeting of Stockholders

Meeting adjourned only with respect to charter amendment proposal until January 22, 2024

TROY, Michigan, January 8, 2024 – Agrify Corporation (Nasdaq: AGFY) (“Agrify” or the “Company”), a leading provider of innovative cultivation and extraction solutions for the cannabis industry, today announced voting results from the Company’s Annual Meeting of Stockholders on January 8, 2024. At the Annual Meeting, all items of business were considered, with the exception of Item 3, the proposal to increase the number of authorized shares of common stock from 10,000,000 to 35,000,000, and to correspondingly increase the total authorized shares of stock from 13,000,000 to 38,000,000 (the “Authorized Share Proposal”), as further described in the Company’s definitive proxy statement and any supplements thereto (the “Proxy Statement”).

At the Annual Meeting, approximately 50.6% of the Company’s outstanding shares of common stock were represented in person or by proxy, representing a quorum.

The Authorized Share Proposal requires the affirmative vote of a majority of the Company’s outstanding shares of common stock as of December 6, 2023, the record date for the Annual Meeting. As of the date of the Annual Meeting, approximately 45.4% of the outstanding shares of common stock as of the record date had been voted in favor of the Authorized Share Proposal. Consequently, the Company adjourned the Annual Meeting with respect to the Authorized Share Proposal only until January 22, 2024.

Shareholders will be able to attend the reconvened Annual Meeting virtually at www.virtualshareholdermeeting.com/AGFY2023 on Monday, January 22, 2024 at 10:00 a.m. Eastern Time. Shareholders who have already submitted their proxy do not need to resubmit their proxy. Proxies previously submitted in respect of the Authorized Share Proposal will be voted at the reconvened Annual Meeting as indicated therein, unless properly revoked in accordance with the procedures described in the Proxy Statement. The record date for determining shareholders eligible to vote at the reconvened Annual Meeting will remain the close of business on December 6, 2023.

The Company strongly encourages all shareholders of record as of December 6, 2023, who have not yet voted for the Authorized Share Proposal, to do so by January 21, 2024 at 11:59 p.m. Eastern Time. Shareholders who have any questions or require any assistance with completing a proxy or voting instruction form or who do not have the required materials, may contact Alliance Advisors using the following contact information: 1-855-935-2554 and agfy@allianceadvisors.com.

If the number of additional shares of common stock voted at the adjourned Annual Meeting is not sufficient to approve the Authorized Share Proposal, the Company may seek to further adjourn the Annual Meeting again, which will require the Company to incur additional costs. Additionally, in the event the Authorized Share Proposal is not approved, CP Acquisitions, LLC may not be willing to extend the maturity date beyond December 31, 2023 on its Senior Secured Note issued by the Company and such failure to approve will limit the Company’s ability to obtain future equity financing and/or to convert a portion of its outstanding indebtedness into equity and regain compliance with Nasdaq’s shareholder equity listing standard.

Other Results of Annual Meeting

The director nominees Raymond Chang, Max Holtzman, Timothy Mahoney, Leonard J. Sokolow, and Krishnan Varier were each re-elected, and I-Tseng Jenny Chan was elected, in each case to the Company’s Board of Directors. Each director nominee received a plurality of votes cast at the Annual Meeting. With the election of all of the director nominees, Agrify currently has 6 directors.

With more than 94.9 percent of the votes cast "For," stockholders ratified Marcum LLP as Agrify's independent registered public accounting firm for the year ending Dec. 31, 2023.

The proposal, as required by Nasdaq Listing Rule 5635(d), to increase the number of shares of Common Stock underlying the warrant issued by the Company on October 27, 2023 upon the occurrence of certain equity issuances or conversions passed. This proposal received 96.5 percent of the votes cast “For” the proposal.

The proposal, as required by Nasdaq Listing Rule 5635, for the amendment of the Senior Secured Convertible Note held by CP Acquisitions LLC, an affiliate of Raymond Chang and I-Tseng Jenny Chan (“CP Acquisitions”), to, among other things, consolidate a Senior Secured Note and a certain promissory note held by CP Acquisitions with the convertible note, decrease the conversion price thereunder to $1.46 per share of Common Stock and to increase the beneficial ownership limitation to 49.99% passed. This proposal received 92.1 percent of the votes cast “For” the proposal.

The proposal for of an amendment to the Agrify Corporation 2022 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 250,000 and to revise the minimum vesting provision passed. This proposal received 97.0 percent of the votes cast “For” the proposal.

The proposal to approve an adjournment of the Annual Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of certain proposals passed. This proposal received 95.8 percent of the votes cast “For” the proposal.

About Agrify

Agrify is a leading provider of innovative cultivation and extraction solutions for the cannabis industry, bringing data, science, and technology to the forefront of the market. Our proprietary micro-environment-controlled Vertical Farming Units (“VFUs”), enable cultivators to produce the highest quality products with unmatched consistency, yield, and ROI (return on investment) at scale. Our comprehensive extraction product line, which includes hydrocarbon, ethanol, solventless extraction, post-processing, and lab equipment, empowers producers to maximize the quantity and quality of extract required for premium concentrates. For more information, please visit our website at http://www.agrify.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Agrify and other matters. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements including, without limitation, statements regarding Agrify’s ability to obtain a favorable vote for the Authorized Share Increase and the consequences of the failure to approve that proposal. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on November 28, 2023, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events, or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the SEC.